QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.17.2

FIRST AMENDMENT
TO THE TRUST UNDER
ALLIANT TECHSYSTEMS INC.
INCOME SECURITY PLAN

        THIS FIRST AMENDMENT TO THE TRUST UNDER ALLIANT TECHSYSTEMS INC. INCOME SECURITY PLAN is made this 4th day of December 2001, by and between ALLIANT TECHSYSTEMS INC. ("Company") and U.S. BANK NATIONAL ASSOCIATION ("Trustee").

WITNESSETH THAT:

        WHEREAS, Company and Trustee have entered into that certain Trust under Alliant Techsystems Inc. Income Security Plan (the "Trust") dated as of the 4th day of May 1998; and

        WHEREAS, the parties hereto desire to amend the Trust in accordance with the provisions herein.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Section 11(d) of the Trust is hereby replaced in its entirety to read as follows:

    "(d) For purposes of this Trust, a "Change of Control" shall mean

            (1) the acquisition by any "person" or group of persons (a "Person"), as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and the regulations thereunder (the "Exchange Act") (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)) of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing, directly or indirectly, more than forty percent (40%) of the total number of shares of the Company's then outstanding Voting Securities;

            (2) consummation of a reorganization, merger or consolidation of the Company, or the sale or other disposition of all or substantially all of the Company's assets (a "Business Combination"), in each case, unless, following such Business Combination, the individuals and entities who were the beneficial owners of the total number of shares of the Company's outstanding Voting Securities immediately prior to both (x) such Business Combination, and (y) any Change Event occurring within twelve (12) months prior to such Business Combination, beneficially own, directly or indirectly, more than sixty percent (60%) of the total number of shares of the outstanding Voting Securities of the resulting corporation, or the acquiring corporation, as the case may be, immediately following such Business Combination (including, without limitation, the outstanding Voting Securities of any corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the total number of shares of the Company's outstanding Voting Securities;

            (3) the individuals who, as of the date this amendment and restatement of the Plan is adopted by the Board, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the nomination for election of any new director was approved by a vote of a majority of the Incumbent Board, such new director shall, for the purposes of this definition, be considered a member of the Incumbent Board;

            (4) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

            (5) any other circumstances (whether or not following a "Change Event") which the Board determines to be a Change of Control for purposes of this Plan after giving due consideration to the nature of the circumstances then presented and the purposes of this Plan. Any determination made under this subsection (e)(5) shall be irrevocable except by vote of a majority of the members of the Board who voted in favor of making such determination.

          For purposes of this subsection (d), a "Change of Control" shall not result from any transaction precipitated by the Company's Insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent."

        2.    Except as amended herein, all other terms and conditions of the Trust shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of this 4th day of December 2001.

COMPANY:		TRUSTEE:
ALLIANT TECHSYSTEMS INC.		U.S. BANK NATIONAL ASSOCIATION
By:	/s/ PAUL DAVID MILLER Paul David Miller	By:	/s/ SCOTT C. CURTISS Scott C. Curtiss
Its:	Chairman and CEO	Its:	Vice President

QuickLinks

FIRST AMENDMENT TO THE TRUST UNDER ALLIANT TECHSYSTEMS INC. INCOME SECURITY PLAN